UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2018 (October 22, 2018)

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	001-35577	75-2640529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Throckmorton Street, Fort Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 817-761-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On October 22, 2018, the Board of Directors (the “Board”) of KMG Chemicals, Inc. (the “Company”) approved a recommendation by the Compensation & Development Committee (the “Compensation Committee”) of the Board to grant restricted stock units under the KMG Chemicals, Inc. 2016 Long Term Incentive Plan (the “LTIP”) to executive officers and employees. On October 22, 2018, the Company entered into Time-Based Restricted Stock Unit Grant Agreements with certain executive officers of the Company, including Christopher T. Fraser, Ernest C. Kremling II and Marvin Green (the “RSU Grant Agreements”). The awards included grants of restricted stock units to the following executive officers in the following amounts and with the vesting schedule stated below:

•	Mr. Fraser received a grant of 20,728 restricted stock units;
•	Mr. Kremling received a grant of 5,221 restricted stock units; and
•	Mr. Green received a grant of 2,874 restricted stock units.

Each of the restricted stock units awarded to the executive officers will vest in three equal installments on July 31, 2019, 2020, and 2021 and will be assumed by Cabot Microelectronics Corporation (“Cabot Microelectronics”) at the effective time of the Company’s previously announced merger with Cabot Microelectronics and Cobalt Merger Sub Corporation if the merger closes. If the executive officer is terminated without cause or resigns with good reason during the 18 months following the effective time of the merger, the executive officer will vest in a number of shares equal to 150% of the number of shares otherwise subject to the restricted stock unit award.

The foregoing description of the form of the RSU Grant Agreement is not complete and is subject to and qualified in its entirety by reference to the form of RSU Grant Agreement, a copy of which is filed with this report as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Time-Based Restricted Stock Unit Grant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ Roger C. Jackson	Date: October 26, 2018
Roger C. Jackson
Vice President, General Counsel and Secretary